Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Philip Morris International Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jacek Olczak, Group CEO PMI, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)        the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JACEK OLCZAK
Jacek Olczak
Group CEO PMI
April 24, 2026